UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.         )

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Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[X]	Soliciting Material Pursuant to §240.14a-12

LADENBURG THALMANN FINANCIAL SERVICES INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Ladenburg Thalmann & Co. Inc. (David Rosenberg) Email to Employees

Subject: Important Announcement – Ladenburg’s Definitive Merger Agreement with Advisor Group

I am pleased to report that Ladenburg has entered into a definitive merger agreement with Advisor Group. In light of today’s news I will be available to answer your questions and meet with you personally throughout the week.

There is a strong strategic and cultural fit between the two companies and I want to emphasize that we are focused on ensuring a smooth transition process that will enable us to conduct business as usual.

We are in the early days of this process, and I look forward to sharing more information in the days and weeks ahead.

My door is always open.

Best,

David

David I. Rosenberg

co-President and CEO

Ladenburg Thalmann & Co. Inc.

Additional Information and Where to Find It

This document may be deemed to be solicitation material in respect of the proposed merger between Ladenburg Thalmann Financial Services Inc. (“Ladenburg”) and Harvest Merger Sub, Inc. (“Merger Sub”), a wholly owned subsidiary of Advisor Group Holdings, Inc. (“Advisor Group”), and other transactions (collectively, the “Transaction”) contemplated by the Agreement and Plan of Merger, dated as of November 11, 2019 (the “Merger Agreement”), by and among Ladenburg, Advisor Group and Merger Sub. In connection with the Transaction, Ladenburg intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. INVESTORS AND SHAREHOLDERS OF LADENBURG ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING LADENBURG’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and shareholders will be able to obtain copies of the documents, when filed, free of charge at the SEC’s website (http://www.sec.gov [sec.gov]). Investors and shareholders may also obtain copies of documents filed by Ladenburg with the SEC by contacting Ladenburg at Investor Relations, Ladenburg Thalmann Financial Services Inc., 4400 Biscayne Boulevard, 12th Floor, Miami, Florida 33137, by email at CorporateRelations@ladenburg.com, or by visiting Ladenburg’s website (http://ir.stockpr.com/ladenburg [ir.stockpr.com]).

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Participants in Solicitation

Ladenburg and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of Ladenburg Common Stock in connection with the proposed Transaction. Information about Ladenburg’s directors and executive officers is available in Ladenburg’s proxy statement for its 2019 Annual Meeting of Shareholders, which was filed with the SEC on April 30, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed Transaction when they become available. Investors and shareholders should read the proxy statement carefully when it becomes available before making any investment or voting decisions.

Forward-looking Statements

This document contains forward-looking statements. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Ladenburg’s and Advisor Group’s control. Statements in this document regarding Ladenburg and Advisor Group that are forward-looking, including, without limitation, projections as to the anticipated benefits of the proposed Transaction and the closing date for the proposed Transaction, are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond the control of Ladenburg and Advisor Group. Important risk factors could cause actual future results and other future events to differ materially from those currently estimated, including, but not limited to: (i) the timing to consummate the proposed Transaction; (ii) the risk that a condition to closing of the proposed Transaction may not be satisfied and the Transaction may not close; (iii) the risk that a regulatory approval that may be required for the proposed Transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated; (iv) the risk that a sufficient number of shares of Ladenburg Common Stock are not voted in favor of the proposed Transaction; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (vi) the effect of the announcement or pendency of the Transaction on Ladenburg’s business relationships, operating results, and business generally; (vii) risks that the proposed Transaction disrupts current operations of Ladenburg and potential difficulties in Ladenburg employee retention as a result of the Transaction; (viii) risks related to diverting management’s attention from Ladenburg’s ongoing business operations; (ix) the outcome of any legal proceedings that may be instituted against Ladenburg related to the Merger Agreement or the Transaction; and (x) the amount of the costs, fees, expenses and other charges related to the Transaction. The list above is not exhaustive. Because forward looking statements involve risks and uncertainties, the actual results and performance of Ladenburg may materially differ from the results expressed or implied by such statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Unless otherwise required by law, Ladenburg also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made herein.

Readers should carefully review the risks and uncertainties disclosed in Ladenburg’s reports with the SEC, including those set forth in Part I, “Item 1A. Risk Factors” in Ladenburg’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and in subsequent Quarterly Reports on Form 10-Q and other reports or documents Ladenburg files with, or furnishes to, the SEC from time to time. Except as specifically noted, information on, or accessible from, any website to which this document contains a hyperlink is not incorporated by reference into this document and does not constitute a part of this document. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, what impact they will have on the results of operations or financial condition of Ladenburg or Advisor Group. All forward-looking statement in this communication are qualified in their entirety by this cautionary statement.

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